Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB/A ("Form 10-QSB/A") of BodyTel Scientific Inc. (the "Company") for the quarterly period ended May 31, 2007, as filed with the Securities and Exchange Commission on the date hereof, I, Stefan Schraps, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-QSB/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stefan Schraps
Stefan Schraps
Chief Executive Officer, Chief Financial Officer
April 10, 2008